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                                                                     Exhibit 4.1

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      NUMBER                                                       SHARES
                              [FAIRMARKET LOGO]
FAI
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COMMON STOCK                                                    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

                                FAIRMARKET, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 305158 10 7
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THIS CERTIFIES THAT



IS THE OWNER OF
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 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE
 PER SHARE, OF

=============================== FAIRMARKET, INC. ===============================
transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

         Dated:

                                [FAIRMARKET, INC.
                               SEAL 1997 DELAWARE]

                                                     /s/ Nanda Krish
COUNTERSIGNED AND REGISTERED               PRESIDENT AND CHIEF EXECUTIVE OFFICER
         EQUISERVE TRUST COMPANY, N.A.


                       TRANSFER AGENT
                        AND REGISTRAR

BY /s/ Charles Rossi                                 /s/ Janet Smith
       AUTHORIZED SIGNATURE                CHIEF FINANCIAL OFFICER AND TREASURER

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                                FAIRMARKET, INC.

       The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

       The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT -.............Custodian............
        TEN ENT - as tenants by the entireties                               (Cust)               (Minor)
        JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
                  survivorship and not as                                   Act.................................
                  tenants in common                                                        (State)

       Additional abbreviations may also be used though not in the above list.

       For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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---------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
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                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

         SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

       This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Agreement between FairMarket, Inc. and EquiServe Trust Company, N.A., as Rights Agent, dated as of May 17, 2001, as amended, restated, renewed or extended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of FairMarket, Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. FairMarket, Inc. may redeem the Rights at a redemption price of $0.01 per Right, subject to adjustment, under the terms of the Rights Agreement. FairMarket, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.